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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                           AIM COUNSELOR SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         ____________________________________________________________________

         2) Aggregate number of securities to which transaction applies:
         ____________________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         ____________________________________________________________________

         4) Proposed maximum aggregate value of transaction:
         ____________________________________________________________________

         5) Total fee paid:
         ____________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         ____________________________________________________________________

         2) Form, Schedule or Registration Statement No.:
         ____________________________________________________________________

         3) Filing Party:
         ____________________________________________________________________

         4) Date Filed:
         ____________________________________________________________________

                       AIM SELECT REAL ESTATE INCOME FUND

                              IMPORTANT PROXY NEWS

                           --------------------------
                              MEETING SCHEDULED FOR
                                FEBRUARY 26, 2007
                           --------------------------

Recently we distributed proxy material regarding the Meeting of Shareholders of AIM Select Real Estate Income Fund. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

Your vote is important no matter how many shares you own. In order for your vote to be represented, WE MUST RECEIVE YOUR INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING DATE.

For your convenience, please utilize any of the following methods to submit your vote:

1. BY PHONE

Please call Computershare Fund Services toll-free at 1-866-904-6172. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

2. BY INTERNET

Follow the instructions on your voting instruction form.

3. BY TOUCH-TONE PHONE

Follow the instructions on your voting instruction form.

4. BY MAIL

Simply return your executed voting instruction form in the envelope provided.

If you have any questions, or need assistance in voting your shares, please do not hesitate to contact Computershare Fund Services at 1-866-904-6172

                PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.

                       AIM SELECT REAL ESTATE INCOME FUND

                              IMPORTANT PROXY NEWS

                           --------------------------
                              MEETING SCHEDULED FOR
                                FEBRUARY 26, 2007
                           --------------------------

Recently we distributed proxy material regarding the Meeting of Shareholders of AIM Select Real Estate Income Fund. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

Your vote is important no matter how many shares you own. In order for your vote to be represented, WE MUST RECEIVE YOUR INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING DATE.

For your convenience, please utilize any of the following methods to submit your vote:

1. BY INTERNET

Follow the instructions on your voting instruction form.

2. BY TOUCH-TONE PHONE

Follow the instructions on your voting instruction form.

3. BY MAIL

Simply return your executed voting instruction form in the envelope provided.

                PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.